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Exhibit 99.1(a)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of DMI Furniture, Inc. (the "Company") on Form 10-Q for the period ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Donald D. Dreher, President, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2003

/s/ DONALD D. DREHER President, Chief Executive Officer, Chairman of the Board and Director

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1(b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of DMI Furniture, Inc. (the "Company") on Form 10-Q for the period ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Phillip J. Keller, Vice President of Finance, Chief Financial Officer, Treasurer, and Principal Accounting Officer, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2003

/s/ PHILLIP J. KELLER Vice President, Finance, Chief Financial Officer, Treasurer, and Principal Accounting Officer

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1(a)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  Exhibit 99.1(b)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002